UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TECH DATA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Securities Exchange Act Rules 14a-6(i)(1) and 0-11.

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TECH DATA CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

TECH DATA CORPORATION

P.O. BOX 6260

CLEARWATER, FL 33758

Shareholder Meeting to be held on 06/04/08

Proxy Material Available

•	Notice and Proxy Statement

•	Annual Report

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 05/21/08.

HOW TO VIEW MATERIAL VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL
1) BY INTERNET - www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com
*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See	the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information	How To Vote
Meeting Type: Annual	Vote In Person
Meeting Date: 06/04/08 Meeting Time: 3:00 P.M. EDT For holders as of: 03/28/08	At the Meeting you will need to request a ballot to vote these shares.
Meeting Location	Vote By Internet
Tech Data Corporation Raymund Center 5350 Tech Data Drive Clearwater, FL 33760

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Directions to Meeting
Directions to our Meeting Please Call: 800-237-8931

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Voting items
1. Election of Directors
To elect three directors to serve until the 2011 Annual Meeting, all to hold office until their successors are duly elected and qualified.

Nominees:

01) Robert M. Dutkowsky

02) Jeffery P. Howells

03) David M. Upton

To elect one director to serve until the 2010 Annual Meeting, to hold office until his successor is duly elected and qualified.

Nominee:

04) Harry J. Harczak, Jr.

2.	Ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending January 31, 2009.

The Board of Directors recommends a vote FOR the ratification of the selection.

3.	Shareholder proposal for an advisory vote regarding compensation of the named executive officers.

The Board of Directors recommends a vote AGAINST the shareholder proposal.

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